Exhibit 1

                       Agreement Pursuant to Rule 13d-1(k)

Pursuant to Rule 13d-1(k) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned acknowledges and agree that the statement to which this Exhibit is attached is filed on behalf of them in the capacities set forth herein below and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it or him contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it or he knows or has reason to believe that such information is inaccurate.

Dated  July 8, 2009

                                                   EDENSOR NOMINEES PTY. LTD.

                                                   By:  /s/ Joseph I. Gutnick
                                                      --------------------------
                                                         Director

                                                   EDENSOR NOMINEES PTY. LTD.

                                                   By:  /s/ Joseph I. Gutnick
                                                      --------------------------
                                                         Director

                                                   KALYCORP. PTY. LTD.

                                                   By:  /s/ Joseph I. Gutnick
                                                      --------------------------
                                                         Director

                                                   SURFER HOLDINGS PTY. LTD.

                                                   By:  /s/ Joseph I. Gutnick
                                                      --------------------------
                                                         Director

                                 Page 15 of 16



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                                                  FAST KNIGHT NOMINEES PTY. LTD.

                                                  By:  /s/ Joseph I. Gutnick
                                                     --------------------------
                                                         Director

                                                  NORTHERN CAPITAL RESOURCES
                                                  CORPORATION

                                                  By:  /s/ Joseph I. Gutnick
                                                     --------------------------
                                                         Chairman


                                                        /s/ Joseph I. Gutnick
                                                   -----------------------------
                                                         Joseph I. Gutnick


                                                        /s/ Stera M. Gutnick
                                                   -----------------------------
                                                         Stera M. Gutnick

                                 Page 16 of 16